UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 15, 2016

(Date of earliest event reported)

ImmuCell Corporation

(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

207-878-2770

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03. Amendment to Articles to Incorporation or Bylaws; Change in Fiscal Year

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2016 Annual Meeting of Stockholders of ImmuCell Corporation (the Company) was held at the Company’s office at 56 Evergreen Drive, Portland, Maine 04103 on Wednesday, June 15, 2016, at 8:00 a.m. Eastern Time, for the following purposes:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated April 28, 2016.

2.	To approve a nonbinding advisory resolution on the Company’s executive compensation program.

3.	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 8,000,000 to 10,000,000.

At the Annual Meeting, there were present in person or by proxy 3,344,963 shares of the Company’s common stock, representing 80% of the total outstanding eligible votes. The final voting results for each proposal are as follows:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated April 28, 2016:

	For	Withheld	Broker Non-Vote
Michael F. Brigham	2,012,567	63,808	1,268,588
Joseph H. Crabb	2,013,567	62,808	1,268,588
David S. Cunningham	1,809,709	266,666	1,268,588
Linda Rhodes	2,012,862	63,513	1,268,588
Jonathan E. Rothschild	2,012,919	63,456	1,268,588
David S. Tomsche	2,011,360	65,015	1,268,588
Paul R. Wainman	2,012,628	63,747	1,268,588

On the basis of this vote, each of the seven nominees were elected to one-year terms as Directors of the Company.

2.	To approve a nonbinding advisory resolution on the Company’s executive compensation program:

For	Against	Abstain	Broker non-votes
2,007,575	57,945	10,855	1,268,588

Approximately, 97% of the shares voting on this item voted in favor. On the basis of this vote, the nonbinding advisory resolution on the Company’s executive compensation plan was approved.

3.	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 8,000,000 to 10,000,000.

For	Against	Abstain	Broker non-votes
2,720,099	578,871	45,993	0

Approximately, 65% of the shares outstanding voted in favor of this item. On the basis of this vote, the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 8,000,000 to 10,000,000 was approved.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2016	IMMUCELL CORPORATION

	By:	/s/ Michael F. Brigham
President, Chief Executive Officer and Principal Financial Officer

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